United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           POMEROY IT SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials. N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               [GRAPHIC OMITTED]
                                    POMEROY


Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. on Tuesday, June 20, 2006 at 9:00 a.m. at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042.

We hope that you will be able to attend the Meeting. If you do not expect to be present and wish your stock to be voted, please sign, date and mail the enclosed proxy card. Your shares cannot be voted unless you either vote by proxy or vote by ballot at the Meeting.

If you plan to attend the Meeting and will need special assistance because of a disability, please contact Samantha Shirley 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600 Ext 1402.

Very truly yours,

/s/ David B. Pomeroy, II

David B. Pomeroy, II
Chairman of the Board


                             YOUR VOTE IS IMPORTANT
                    Please Sign, Date and Return Your Proxy

Pomeroy IT Solutions, Inc.
1020 Petersburg Road
Hebron, Kentucky 41048


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2006 annual meeting of shareholders of Pomeroy IT Solutions, Inc. will be held at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042 on Tuesday, June 20, 2006, at 9:00 A.M., E.D.T. for the following purposes:

          1.   To elect ten directors; and

          2. To approve certain amendments to the 2002 Amended and Restated Outside Directors' Stock Incentive Plan; and

          3. To transact such other business as may be properly brought before the meeting and any and all adjournments thereof.

Stockholders of record at the close of business on May 5, 2006 will be entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By Order of The Board of Directors


/s/ Kevin G. Gregory
----------------------------------
Kevin G. Gregory, Secretary

May 5, 2006

                                PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders, which will be held Tuesday, June 20, 2006 at 9:00 A.M., E.D.T., at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042 and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about May 12, 2006. The Company's principal executive offices are located at 1020 Petersburg Road, Hebron, KY 41048.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on May 5, 2006 will be entitled to the notice of and to vote at the meeting. On that date, there were 12,620,469 Common Shares outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent agent.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker non-votes will not be deemed to have been cast either "for" or "against" a matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" a matter because it represents a share present or represented at the meeting and entitled to vote. The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

The expense of this solicitation will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners of the Company's stock and the Company will reimburse these institutions for their expense in so doing.

STOCK OWNERSHIP
The following table sets forth, as of March 31, 2006, the beneficial ownership of shares of the Company's Common stock, $.01 par value ("Common Stock"), by each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the Directors and executive officers of the Company as a group.

                                     AMOUNT & NATURE OF
NAME AND ADDRESS (1)              BENEFICIAL OWNERSHIP (2)  % of Class
--------------------------------  ------------------------  -----------
David B. Pomeroy, II                         2,208,315 (3)       16.85%

Stephen E. Pomeroy                             648,826 (4)        4.88%

Kevin G. Gregory                                61,250 (5)           *

Keith Blachowiak                                50,000 (6)           *

P. Hope Griffith                                27,500 (7)           *

John E. McKenzie                                76,020 (8)           *

James H. Smith, III                             26,111 (9)           *

Michael E. Rohrkemper                                   -            *

William H.  Lomicka                            29,167 (10)           *

Vincent D. Rinaldi                             21,667 (11)           *

Debra E. Tibey                                 29,167 (12)           *

Edward E. Faber                                26,667 (13)           *

Kenneth R. Waters                              22,500 (14)           *

David G. Boucher                               10,000 (15)           *

Ronald E. Krieg                                10,000 (16)           *

Directors and all Executive
Officers as  a Group                        3,247,190 (17)       24.81%

FMR Corp.                                   1,390,129 (18)       10.99%
82 Devonshire Street
Boston, MA  02109

Wells Fargo and Company                     1,738,073 (19)       13.74%
420 Montgomery Street
San Francisco, CA  94104

Wells Capital Management Inc.               1,669,673 (20)       13.20%
525 Market Street, 10th Floor
San Francisco, CA  94104

Dimensional Fund Advisors, Inc.             1,066,160 (21)        8.43%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Byram Capital Management LLC                  822,329 (22)        6.50%
41 West Putnam Avenue
Greenwich, CT 06830

--------------------------------
* Less than one percent (1%)

(1) The address for all directors and executive officers is the corporate address.
(2) The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days based solely on information provided to the Company.
(3) Includes 22,636 shares owned by his spouse as to which Mr. David B. Pomeroy disclaims beneficial ownership. Also includes 452,000 shares of common stock issuable upon exercise of stock options.
(4) Includes 568,250 shares of Common Stock issuable upon exercise of stock options. Also includes 75,000 restricted shares.
(5) Includes 50,000 shares of Common Stock issuable upon exercise of stock options. Also includes 11,250 restricted shares.
(6) Includes 50,000 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 20,000 shares of Common Stock issuable upon exercise of stock options. Also includes 7,500 restricted shares
(8) Includes 69,833 shares of Common Stock issuable upon exercise of stock options. Also includes 6,187 restricted shares
(9) Includes 22,500 shares of Common Stock issuable upon exercise of stock options.
(10) Includes 29,167 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 21,667 shares of Common Stock issuable upon exercise of stock options.
(12) Includes 29,167 shares of Common Stock issuable upon exercise of stock options.
(13) Includes 26,667 shares of Common Stock issuable upon exercise of stock options.
(14) Includes 20,000 shares of Common Stock issuable upon exercise of stock options,
(15) Includes 10,000 shares of Common Stock issuable upon exercise of stock options.
(16) Includes 10,000 shares of Common Stock issuable upon exercise of stock options.
(17) Includes 1,379,251 shares of Common Stock issuable upon exercise of stock options. Includes 99,937 restricted shares. Includes 22,636 shares of Common Stock owned by the spouse of Mr. David B. Pomeroy as to which he disclaims beneficial ownership.
(18) Beneficial ownership information is taken from latest Form 13G filed February 14, 2006 for the reporting period ending December 31, 2005.
(19) Beneficial ownership information is taken from latest Form 13G filed February 2, 2006 for the reporting period ending December 31, 2005.
(20) Beneficial ownership information is taken from latest Form 13G filed February 2, 2006 for the reporting period ending December 31, 2005.
(21) Beneficial ownership information is taken from latest Form 13G filed February 1, 2006 for the reporting period ending December 31, 2005.
(22) Beneficial ownership information is taken from latest Form 13G filed February 13, 2006 for the reporting period ending December 31, 2005.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                        DIRECTORS STANDING FOR ELECTION

Ten directors are to be elected at the Annual Meeting of Stockholders, each to serve until the next annual meeting and until his successor shall have been elected and qualified. All nominees are presently members of the Board of Directors. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the ten nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. The Board of Directors recommends that the stockholders vote for the ten nominees for director named below. The following contains information relating to each nominee for election to the Board of Directors:

                    Name, Age, Principal Occupation for Last Five                         Year First Elected As A
                   Years; and Directorships in Public Corporations                                Director
----------------------------------------------------------------------------------------  -----------------------
David  B.  Pomeroy,  II,  56,  is  Chairman of the Board and was Chief Executive                    1992
Officer of the Company until his resignation in June 2004. Mr. David B. Pomeroy,
II  was  a  founder  of  the  first of the Company's predecessor businesses (the
"Pomeroy  Companies")  in  1981. Mr. David B. Pomeroy, II controlled the Pomeroy
Companies  until  their  reorganization into Pomeroy Computer Resources in 1992, and  has  served  as  Chairman of the Board since 1992. Mr. David B. Pomeroy, II served  as  Chief  Executive  Officer  from 1992 through June 2004. Mr. David B.
Pomeroy,  II  served as President of the Company from 1992 through January 2001.

Stephen E. Pomeroy, 37, has been a Director of the Company since February, 1998.                    1998
Mr.  Stephen  Pomeroy  was promoted to Chief Executive Officer of the Company in
June  2004.  Additionally,  Mr. Stephen Pomeroy is President and Chief Operating
Officer  of  the Company. From May 1997 to January 2001, Mr. Stephen Pomeroy was
the  Chief  Financial  Officer  of  the  Company.  In December 1998, Mr. Stephen
Pomeroy  was  named  President  and  Chief  Executive  Officer of Pomeroy Select
Integration  Solutions,  Inc.  (a  wholly  owned subsidiary of the Company). Mr.
Stephen  Pomeroy  was  the Vice President of Marketing and Corporate Development
from  September  1996  to  May  1997.

Kevin  G.  Gregory,  43, has been a Director of the Company since January, 2006.                    2006
Mr.  Gregory  was  named  Senior  Vice  President  and  Chief Financial Officer,
Secretary  and  Treasurer  in  January  2006.  Prior to joining the Company, Mr.
Gregory  was  Senior  Vice  President  and  Chief Financial Officer for ProQuest
Company. He joined ProQuest in 1996. Prior to that time, he spent eight years in public  accounting. Mr. Gregory holds a bachelor's degree in Accounting from the
University  of  Notre Dame and is a CPA. He holds both a law degree and a master of  law  in  taxation  from  the  DePaul  University  College  of  Law.

James  H.  Smith,  III, 55, has been a Director of the Company since April 1992.                    1992
Mr.  Smith is a shareholder in the law firm of Lindhorst & Dreidame Co., L.P.A.,
Cincinnati,  Ohio,  where  he has practiced law since 1979. Lindhorst & Dreidame acts  as  outside  general  counsel  to  the  Company.


                                        7

William  H.  Lomicka, 69, has been a Director of the Company since January 1999.                    1999
Mr.  Lomicka  is Chairman of Coulter Ridge Capital, a private investment firm, a position  he has held since 1999. Mr. Lomicka is currently a director of Counsel
Corporation, a publicly traded investment company. Between 1989 and 1999, he was
President  of Mayfair Capital, Inc., a private investment firm. Mr. Lomicka is a graduate  of  the  College  of  Wooster  in  Wooster, Ohio and has a Master's of
Business  Administration  degree  from  the  Wharton School of the University of
Pennsylvania.

Vincent  D. Rinaldi, 57, has been a Director of the Company since June 1999. Mr.                    1999
Rinaldi  is  President  and  Chief Executive Officer of National City Commercial
Capital  Corporation  (formerly,  Information  Leasing  Corporation ("ILC")) and
Procurement  Alternatives Corporation ("PAC"), both wholly-owned subsidiaries of
National  City  Corporation. The combined companies finance and manage equipment for  a wide range of companies. Mr. Rinaldi was the founder of ILC in 1984 prior to  its  acquisition  by  Provident  (now National City) in 1996. Mr. Rinaldi is
currently  a Director of Thrucom, Inc., Qsys International Inc. and Infonet Inc.

Debra  E.  Tibey,  47,  has  been a Director of the Company since June 2002. Ms.                    2002
Tibey  has been in the IT Industry for over 24 years and has held various senior management  positions in sales and marketing. From 1988 through 2000, she worked for  Ingram  Micro,  the  world's largest distributor of technology products and services.  During  her  12  year  tenure with Ingram Micro she served in various leadership  roles  ultimately serving as Senior Vice President of Sales. She was responsible  for leading seven customer sales divisions including: VAR's, Direct
Marketers, Retail, SMB, System Integrators, Telephony, and Enterprise. Her staff consisted  of  1,400 associates and domestic revenue exceeded 16 billion dollars in  sales. Prior to joining Ingram Micro she lived in the Netherlands and served as  Vice  President  and  General  Manager  of  Export  for Aakasoft, a European
software  distributor.  She  traveled  extensively  thoughout  Europe  and  was responsible  for all sales and marketing outside of the Benelux market. Prior to joining  Aakasoft  she  was  Director  of  Sales  and  Marketing  for  Creighton
Development,  a  PC  and  Apple software developer. Ms.Tibey was responsible for developing  and  implementing  the company's channel strategy which consisted of distributors,  VARS,  DMRS,  and  manufacturer  representatives.  Ms.  Tibey  is currently  a  consultant  in  the  IT  Industry  and  a principle of Zoey LP, an educational publishing company that markets to the healthcare industry. She also serves  on  the  board  of  directors of Interlink Networks, a security software company. She also sits on the advisory board for Soft Search, a private company.

Kenneth  R.  Waters,  55,  has  been  a Director since June 2004. Mr. Waters was                    2004
previously  a  director  of  the Company from April 1997 until January 1999, and from  June  2001  until  January 2003. He served as a director of Pomeroy Select
Integration  Solutions,  Inc.,  a  wholly  owned subsidiary of the Company, from
December 1998 through March 2001. Mr. Waters has worked in the computer industry since  1978.  Mr.  Waters  was an executive with ComputerLand from 1978 to 1988,
Chief  Executive Officer of Power Up Software from 1992 to 1993 and President of
MicroAge  from  1993 to 1995. Most recently, he has been an industry consultant, serving as such for the Company from January 1997 through March 2001. Mr. Waters is  currently  President  of  KRW  LLC,  a private consulting company, and Chief
Executive


                                        8

Officer of E-Seek Inc., a private ID hardware company. Mr. Waters has a law degree.

David  G.  Boucher,  62, has been a Director of the Company since June 2005. Mr.                    2005
Boucher  is  currently  Chairman  and  Chief  Executive  Officer of Dave Boucher
Enterprises,  a  consultant  in  distribution channels marketing. Mr. Boucher is also  the  Non-Executive  Chairman  of Verity Professionals Inc. In addition, he sits on the boards of directors of Market Velocity Inc., Advisors for Knowlagent and  Telephonetics  Inc.  He  also  serves  on  the  Advisory Board of Clearpath
Networks  Inc.  In  May  2000,  Mr. Boucher, retired after thirty years with IBM
Corporation  where  he  held  numerous  executive  positions in the IBM Personal
Systems Group, including Vice President of Channel Sales for North America, Vice
President  of  Distribution  Channels  Management  for  North  America  and Vice
President  and General Manager for Worldwide Distribution Channels Marketing for
the  IBM  Personal  Systems  Group.

Ronald  E. Krieg, 63, has been a Director of the Company since December 2005. Mr                    2005
Krieg is a Certified Public Accountant and has been an audit partner of Jackson,
Rolfes,  Spurgeon & Co. since August 1, 2004. Prior to August 1, 2004, Mr. Krieg was  with Grant Thornton LLP since 1965, other than for two years when he served in  the United States Marine Corps. He became a partner in Grant Thornton LLP in
1978.  Mr.  Krieg  has  40  years  in  the  practice of public accounting with a national  firm,  and  has considerable experience in the areas of Sarbanes-Oxley and  internal  auditing. He is a past president of the Cincinnati Chapter of the
Institute of Internal Auditors and has served on its Board of Governors for over
30  years.  Mr.  Krieg also serves as a member of the Board of Directors of CECO
Environmental  Corp.,  a  publicly  traded  company,  and  serves  on  its Audit
Committee.

Stephen E. Pomeroy is the son of David B. Pomeroy, II. There are no other family relationships among the Company's directors and executive officers.

There were six (6) meetings of the Board of Directors in 2005. Each member of the Board of Directors attended at least seventy-five percent (75%) of (1) the aggregate of the total number of meetings of the Board, and (2) the total number of meetings held by committees on which he or she served.

                              DIRECTOR INDEPENDENCE

The Board of Directors has determined that the following seven directors are "independent" as defined by applicable law and Nasdaq listing standards: James
H.  Smith,  III, William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, Kenneth
R. Waters, David G. Boucher and Ronald E. Krieg. In addition, the Board of Directors has determined that Edward E. Faber, who will serve as a director until the annual meeting, is independent. All of the foregoing directors, except Mr. James H. Smith, III, are independent as "independence" is defined for audit committee members in Nasdaq Rule 4350(d).

                         COMMUNICATION FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of the Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further personal interest not shared by the other stockholders generally.
Stockholders of the Company may communicate with the Board in writing addressed to:
                         Board of Directors
                         c/o Corporate Secretary
                         Pomeroy IT Solutions, Inc.
                         1020 Petersburg Road
                         Hebron, KY 41048

                                 CODE OF ETHICS

The Company has adopted a written Code of Ethics ("Code") that applies to our Directors, officers, and employees of the Company and its subsidiaries including the Company's Chief Executive Officer and Chief Financial Officer. The Code is available under the corporate governance section of the Company's website (www.pomeroy.com). The Company will post amendments to or waivers from its Code at the same location on its website. Additionally, the Company has incorporated ethical and conduct standards into its policies and agreements with employees.

                      COMMITTEES OF THE BOARD OF DIRECTORS

                                Audit Committee

The  Company  has  a  standing  Audit  Committee  established in accordance with
Section 3(a)(58)(A) of the Exchange Act which oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Company's Audit Committee is currently composed of four independent directors (as defined by Nasdaq Rule 4350(d)), Mr. William
H. Lomicka, Mr. Edward E. Faber, Mr. Ronald E. Krieg and Ms. Debra E. Tibey. The Board of Directors has determined that Mr. Ronald E. Krieg is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Audit Committee held ten (10) meetings and numerous discussions during fiscal 2005. The Audit Committee consults with the independent auditors regarding their examination of the financial statements of the Company and their related assessment of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year. See Report of the Audit Committee beginning on page 27.

                  Nominating and Corporate Governance Committee

The Company has a standing Nominating and Corporate Governance Committee which operates under a written charter adopted by the Board of Directors (a copy of which is included herewith as Exhibit A). The Nominating and Corporate Governance Committee held three (3) meetings during fiscal 2005. The Company's Nominating Committee and Corporate Governance Committee is currently composed of two independent directors, Kenneth R. Waters and Debra E. Tibey. The principal functions of the Nominating and Corporate Governance Committee are to assist the Board in identifying individuals for service as directors of the Company and as Board committee members, to develop and monitor a process for evaluating Board effectiveness, and to develop, oversee and administer the establishment of the Company's corporate governance guidelines. This committee is comprised of independent directors as defined by applicable Nasdaq listing requirements and has adopted a formal written charter.

Candidates for Board Membership. The Board as a whole is responsible for selecting nominees for the Board. The Nominating and Corporate Governance
Committee is responsible for screening and recommending candidates. In fulfilling this role, the committee may, without obligation, receive recommendations from the Chief Executive Officer or shareholders of the Company. The Nominating and Corporate Governanace Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biological sketch, a document indicating the candidate's willingness to serve, if elected, and evidence of the nominating shareholder's ownership of the Company stock should be sent to the attention of the Corporate Secretary of the Company. Factors to be considered by the Nominating and Corporate Governance Committee in recommending candidates for Board membership include, but are not limited to:

     - Personal qualities and characteristics, accomplishments and reputation in the business community;

     - Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

     - Ability and willingness to commit adequate time to Board and committee matters;

     - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

     -    Diversity of viewpoints, backgrounds and experience.

In recommending directors for re-election to the Board at the expiration of their terms, the Nominating and Corporate Governance Committee shall consider a director's overall effectiveness, including whether changes in employment status, health, community activity or other factors may impair a director's continuing contributions to the Board. The Board does not believe that adopting a set term limit for directors serves the interests of the Company.


                             Compensation Committee

The Company has a standing Compensation Committee which held two (2) meetings during fiscal 2005, composed of two independent directors, Mr. Vincent D. Rinaldi and Mr William H. Lomicka. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors. See Report of the Compensation Committee beginning on page 13.


                             Stock Option Committee

The Company has a standing Stock Option Committee consisting of Mr. James H. Smith III. This committee administers the 2002 Non-Qualified and Incentive Stock Option Plan. During fiscal 2005, this committee held no formal meeting.


                                DIRECTOR'S FEES

The Board of Directors' adopted a new fee schedule, which became effective January 6, 2005, under which each director who is not an employee of the Company, except for Mr. Smith, shall receive a quarterly retainer equal to six thousand dollars ($6,000) and fees for attendance at committee meetings as follows: $500 for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date); $500 for each Stock Option Committee attended; $1,000 for each Nominating Committee meeting attended; $1,500 for each Compensation Committee meeting attended; and $2,000 for each Audit
Committee meeting attended. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P. A., will be compensated for his time in attendance at Directors' meetings based on his hourly rate. Each non-employee director also receives an annual stock option grant as provided in the Company's 2002 Amended and Restated Outside Directors' Stock Incentive Plan.

                       DIRECTOR COMMITMENT AND ATTENDANCE

It is the policy of the Company that all directors should make every effort to attend in person the four regularly scheduled quarterly meetings of the Board, the organizational meeting held in conjunction with the Company's Annual Stockholders' Meeting, and the associated meetings of committees of which they are members; provided, however, that members may attend such meetings by telephone or video conference if necessary to mitigate conflicts. The 2005 Annual Meeting of stockholders was attended by four directors.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is currently composed of two independent directors, Mr. Vincent D. Rinaldi and Mr. William H. Lomicka. The Compensation Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short-term and long-term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Compensation Committee intends to review executive compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The Compensation Committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management. Through the programs adopted by the Company a significant portion of Executive Compensation is linked to individual and corporate performance and stock price appreciation.

The primary elements of the Company's Executive Compensation Program consist of base salary, potential for annual cash bonus opportunities, stock options and restricted stock awards. The Compensation Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock.

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time encourage increases in shareholder value.

                                  BASE SALARIES

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. The Company has entered into Employment Agreements that establish salaries for certain executive officers. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

                              ANNUAL CASH BONUSES

The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Compensation Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Compensation Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

In early 2005, the Compensation Committee began a review of Mr. Stephen E. Pomeroy's compensation package, including his annual salary, performance and discretionary bonuses, restricted stock awards and stock option grants. Prior to completion of this review, and in the third quarter of 2005, the Compensation Committee approved, and the Company paid, a discretionary bonus to Mr. Pomeroy of $300,000 and 27,000 restricted shares. The Second Amendment to Mr Pomeroy's Amended and Restated Employment Agreement was formally approved by the Compensation Committee on September 21, 2005 and executed by both parties on October 13, 2005. Pursuant to this Second Amendment, Mr. Pomeroy received an additional award of 48,000 restricted shares and a stock option grant of 50,000 shares. Since 2005, no subsequent bonuses have been paid or committed to.

                    Submitted by the Compensation Committee

                    Vincent D. Rinaldi and William H. Lomicka


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. David B. Pomeroy, Chairman of the Board, controls the company from which the Company leases its headquarters, distribution facility and national training center. These facilities were leased by the Company pursuant to a triple net lease agreement, which expires in the year 2015. Base rental for fiscal 2005, 2004 and 2003 was approximately $1.2 million each year. The annual rental for these properties was determined on the basis of a fair market value rental opinion provided by an independent real estate company, which was updated in 2000. In addition, the Company pays for the business use of other real estate that is owned by Mr. David B. Pomeroy. During fiscal year 2005, the Company paid $25 thousand and during fiscal years 2004 and 2003, the Company paid, $95 thousand each year in connection with this real estate. During 2005, the Company finalized a new lease agreement with this same related-party lessor, for an additional 69,000 square feet of space at the Company's facilities in Hebron, Kentucky. The lease is a ten-year triple-net lease with fair market value rent payments of approximately $200 thousand annually.

On January 31, 2005, the Company and Mr. David B. Pomeroy entered into a Consulting Agreement for Mr. David B. Pomeroy (the "Consulting Agreement"). The Consulting Agreement has a term of five (5) years commencing January 5, 2005 (the "Effective Date").

The Consulting Agreement provides that David B. Pomeroy will be paid base compensation of $250,000 per year, and provides for the payment of certain bonuses, including a $100,000 bonus payable in the first quarter of 2005 The Consulting Agreement also calls for the payment of a lump-sum cash service award in the amount of $750,000 in consideration of David B. Pomeroy's long-standing service, contributions, and leadership to the Company, the payment of an annual housing allowance of $25,000 for the Company's use of certain real property in Arizona beneficially owned by David B. Pomeroy, the continuation of medical and disability insurance coverage throughout the term of the Consulting Agreement, and the reimbursement of certain expenses incurred by David B. Pomeroy in the performance of his duties under the Consulting Agreement. Except as specifically set forth in the Consulting Agreement, David B. Pomeroy shall not be eligible to participate in any long-term incentive plans, retirement plans, or benefit plans offered by the Company to employees.

The Consulting Agreement contains certain non-compete, nondisclosure of confidential information, and non-solicitation provisions applicable throughout the term of the Consulting Agreement, and provides that the Company will indemnify and hold harmless David B. Pomeroy from all actions, claims, losses, etc. resulting from his good faith performance of his duties under the Consulting Agreement.

Mr. James H. Smith, a director of the Company, is a stockholder in the law firm of Lindhorst & Dreidame Co., L.P.A. Lindhorst & Dreidame Co. serves as general counsel to the Company. The legal services provided to the Company by Lindhorst & Dreidame Co. constituted less than 5% of the firm's business in 2005.

Mr. Vincent D. Rinaldi, a director of the Company, is the President and Chief Executive Officer of National City Commercial Capital Corporation, (formerly, Information Leasing Corporation) a wholly-owned subsidiary of National City Corporation. On April 16, 2002, the Company closed the sale of a majority of the assets of its wholly owned subsidiary - Technology Integration Financial Services, Inc. to Information Leasing Corporation. In connection with this sale, the Company signed an exclusive seven-year vendor agreement whereby the Company is appointed as an agent for remarketing and reselling of the leased equipment sold. The Company will be paid a commission on future lease transactions referred to and accepted by National City Commercial Capital Corportation and will act as the remarketing and reselling agent for such future leased equipment.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table is a summary for the fiscal years 2005, 2004 and 2003 of certain information concerning the compensation paid or accrued by the Company to the Chief Executive Officer, the other four executive officers of the Company as of the end of its most recent fiscal year (collectively, the "Named Executive Officers").

                                              SUMMARY COMPENSATION TABLE


                                           ANNUAL COMPENSATION                        LONG TERM COMPENSATIONAWARDS
                                 --------------------------------------------  -----------------------------------------
NAME AND PRINCIPAL                                            OTHER ANNUAL     RESTRICTED   STOCK OPTIONS       LTIP
POSITION                   YEAR     SALARY        BONUS       COMPENSATION      STOCK(10)       # (2)         PAYOUTS
-------------------------  ----  ------------  ------------  ----------------  -----------  --------------  ------------

Stephen E. Pomeroy         2005  $   495,000   $300,000 (1)  $      2,460 (4)  $   810,000        140,750   $292,500 (3)
President and Chief        2004  $   495,000             -   $      2,520 (4)                     130,000
Executive Officer          2003  $   450,000   $   500,000   $      2,460 (4)                     150,000


Michael  E. Rohrkemper     2005  $   197,308   $    42,500   $      7,425 (5)                      25,000
Chief Financial Officer,   2004  $   200,000   $    65,000   $      8,100 (5)                      25,000
Secretary, and Treasurer   2003  $   200,000   $    15,000   $      8,100 (5)                      15,000

Kevin G. Gregory           2005  $      0 (7)  $         0                 0   $    97,312         50,000
Senior Vice President and
Chief Financial Officer

P. Hope Griffith           2005  $ 69,231 (8)  $         0   $      4,400 (5)  $    64,875         20,000
Senior Vice President of
Services

John E. McKenzie           2005  $166,154 (9)  $    50,000   $      8,625 (5)  $    66,819         33,500   $ 61,292 (6)
Senior Vice President of
Sales and Marketing

          (1)  Represents lump-sum cash service award.
          (2) Unless otherwise noted, all stock options are awarded based on the fair market value of the Company's Common stock at the time of grant. Represents options granted during fiscal years 2005, 2004, and 2003.
          (3)  Represents deferred compensation payout.
          (4)  Includes phone and entertainment allowance.
          (5)  Includes phone and automobile allowance.
          (6) Includes deferred compensation of $25,000 and stock options exercised of $36,292.

          (7) Mr. Gregory's employment commenced January 3, 2006, two days prior to the end of fiscal 2005. Mr. Gregory's salary for fiscal 2006 is $300,000.
          (8) Ms. Griffith's employment commenced in August 2005. Ms. Griffith was promoted to Senior Vice President of Services in December of fiscal 2005. The compensation amounts listed above reflects her total compensation for fiscal 2005. Ms. Griffith's salary for fiscal 2006 is $225,000.
          (9) Mr. McKenzie was promoted to Senior Vice President of Sales and Marketing in December of fiscal 2005. The compensation amounts listed above reflects his total compensation for fiscal 2005. Mr. McKenzie's salary for fiscal 2006 is $225,000.
          (10) The dollar value of the restricted stock awards has been calculated by mulitplying the closing market price of the Company's common stock on the date of the award by the number of shares awarded.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning the grant of options to purchase Common Stock to each of the Named Executive Officers during fiscal year 2005.


                                     Individual Grants
-----------------------------------------------------------------------------------------
                                                                                               Potential Realizable Value
                                                                                                   at Assumed Annual
                        No. of Shares of     Percent of Total                                     Rates of Stock Price
                          Common Stock      Options Granted to   Exercise or                  Appreciation for Option Term
                       Underlying Options       Employees        Base Price    Expiration  ----------------------------------
Name                        Granted          in Fiscal Year        ($/Sh)         Date            5%               10%
---------------------  ------------------  -------------------  -------------  ----------  ----------------  ----------------
Stephen E. Pomeroy                 90,750                8.96%  $       14.66    01/06/10  $       367,564   $       812,219
                                   50,000                4.94%  $       11.19    11/03/10  $       153,889   $       340,054


Michael E. Rohrkemper              20,000                1.98%  $       15.24    02/21/06  $        84,211   $       186,083


Kevin G. Gregory                   50,000                4.94%  $        8.25    01/03/11  $       113,966   $       251,835


P. Hope Griffith                   20,000                1.98%  $       12.34    8/7/2007  $        25,297   $        51,828


John E. McKenzie                    6,000                0.59%  $       14.91    3/2/2007  $         9,170   $        18,787
                                    7,500                0.74%  $       12.24   5/24/2007  $         9,410   $        19,278
                                   20,000                1.98%  $        7.90  11/19/2010  $        43,652   $        96,461

         AGGREGATE STOCK OPTION EXERCISES IN YEAR ENDED JANUARY 5, 2006
                        AND YEAR END STOCK OPTION VALUES

The following table sets forth information concerning aggregated option exercises in fiscal year 2005 and the number and value of unexercised options held by each of the Named Executive Officers at January 5, 2006.

                                                          No. of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                             Options at          In-the-Money Options at
                                                           January 5, 2006           January 5, 2006
                                                                (#)                       ($)
                           Shares                      -----------------------  -------------------------
                          Acquired          Value           Exercisable/              Exercisable/
Name                   on Exercise (#)  Realized ($)        Unexercisable             Unexercisable
---------------------  ---------------  -------------  -----------------------  -------------------------
Stephen E. Pomeroy                   -  $           -              618,250 / 0  $              64,350 / 0


Michael E. Rohrkemper                -  $           -               72,500 / 0  $              13,900 / 0


Kevin G. Gregory                     -  $           -               50,000 / 0  $              13,500 / 0


P. Hope Griffith                     -  $           -               20,000 / 0  $                   0 / 0


John E. McKenzie                     -  $           -          69,833 / 25,000  $          2,965 / 15,367

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following tables summarizes as of January 5, 2006 information regarding our equity compensation plans.

-------------------------------------------------------------------------------------------
Plan category                     Number of           Weighted-            Number of
                                  securities to be    average exercise     securities
                                  issued upon         price of             remaining
                                  exercise of         outstanding          available for
                                  outstanding         options, warrants    future issuance
                                  options, warrants   and rights           under equity
                                  and rights                               compensation
                                                                           plans(excluding
                                                                           securities
                                                                           reflected in
                                                                           column (a))

                                       (a) (1)               (b)(2)             (c) (3)
-------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders              3,049,764   $             13.31        1,488,481
-------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security holders                  -                     -                -
-------------------------------------------------------------------------------------------
Total                                     3,049,764   $             13.31        1,488,481
----------------------------------=========================================================

(1) Includes restricted stock awards under the 2002 Amended and Restated Stock Incentive Plan ("Stock Incentive Plan") of 123,261 shares. Total compensation expense recognized in fiscal 2005 for vested shares was $68 thousand. The unvested portion of these restricted stock awards is presented as unearned compensation.

(2) Awards of restricted stock under the Stock Incentive Plan and shares purchased under the 1998 Employee Stock Purchase Plan were not included in determining the weighted average exercise price of outstanding options, warrants and rights.

(3) Includes 331,026 shares available for future issuance under the 1998 Employee Stock Purchase Plan. Includes 476,739 shares available for restricted stock awards under the Stock Incentive Plan. In the event Proposal 2 is approved, up to 77,500 shares will become available for restricted stock awards under the 2002 Amended and Restated Outside Directors Stock Incentive Plan.


                         Submitted by Board of Directors


                              EMPLOYMENT AGREEMENTS


                             Mr. Stephen E. Pomeroy

Mr. Stephen E. Pomeroy's Amended and Restated Employment Agreement (the "Amended and Restated Employment Agreement") with the Company was entered into effective November 3, 2003 and provides for a term of five years, which is extended on a daily basis resulting in a perpetual five-year term. The Amended and Restated Employment Agreement provides Mr. Stephen E. Pomeroy with a base salary of $544,000 for fiscal 2005 and each subsequent year unless modified by the Compensation Committee of the Company. The Amended and Restated Employment Agreement was subsequently amended on January 6, 2004 and again on October 13, 2005 to establish criteria regarding Mr. Stephen E. Pomeroy's eligibility to earn annual bonuses and the potential amount of such bonuses.

The Amended and Restated Employment Agreement, as amended, provides for annual bonus potential of up to $400,000 in cash and a restricted stock award of up to 27,000 shares in the event the Company meets certain predetermined goals in fiscal 2005. The Amended and Restated Employment Agreement, as amended, also provides that: (i) on each consecutive annual anniversary date of its effective date so long as Mr. Stephen E. Pomeroy remains employed by the Company, he shall be granted an option to acquire 50,000 shares of the common shares of the Company at the fair market value of such common shares as of the date of the grant; and (ii) upon implementation of the Company's Long Term Incentive Program for Management in 2005, Mr. Stephen E. Pomeroy would be entitled to an award of restricted stock in the amount of 48,000 shares.

It is anticipated that the Company will provide Mr. Stephen E. Pomeroy with a substantially similar bonus and incentive plan for fiscal 2006 but such plan has not been agreed upon as of the date of the filing of this Proxy Statement.

Under the Amended and Restated Employment Agreement, if Mr. Stephen E. Pomeroy's employment agreement is terminated within one year following a change-of-control, Mr. Stephen E. Pomeroy shall receive a severance payment equal to five years of his base pay at the time of termination. In addition, Mr. Stephen E. Pomeroy would be paid any bonus or other compensation that he would have received had he not been terminated and would be entitled to continued participation in the Company's benefit programs for five years.

                              Mr. Kevin G. Gregory

Effective January 3, 2006, the Company and Mr. Kevin G. Gregory entered into an Employment Agreement (the "Gregory Employment Agreement") which shall continue for a period of three (3) years thereafter. The term of Mr. Gregory's employment shall automatically renew for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the term of the Gregory Employment Agreement at least 90 days prior to the expiration of the then expiring term. Under the Gregory Employment Agreement, Mr. Kevin G. Gregory receives a base annual salary of $300,000, which base salary shall remain in effect unless or until modified in writing by the parties. In connection with entering into the Gregory Employment Agreement, Mr. Kevin G. Gregory received a bonus in the form of 50,000 fully vested stock options. So long as Mr. Kevin G. Gregory remains employed by the Company, the Gregory Employment Agreement provides that he shall be awarded (a) an option to acquire 25,000 shares of common stock, $.01 par value, of the Company at the end of the first year of the initial term of the Gregory Employment Agreement; and
(b) an option to acquire 25,000 shares of common stock, $.01 par value, of the Company at the end of the second year of the initial term of the Gregory Employment Agreement. Such stock options shall be subject to a three (3) year vesting schedule and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.

                              Ms. P. Hope Griffith

Ms. P. Hope Griffith 2006 Employment Agreement (the " Griffith Employment Agreement") with the Company was entered into effective March 8, 2006 and provides for a term of three years. The Griffith Employment Agreement provides Ms. P. Hope Griffith with a base salary of $225,000 for fiscal 2006. In connection with entering into the Griffith Employment Agreement, P. Hope Griffith received a bonus in the form of 20,000 fully vested stock options. So long as Ms. P. Hope Griffith remains employed by the Company, the Griffith Employment Agreement provides that she shall be awarded (a) an option to acquire 20,000 shares of common stock, $.01 par value, of the Company at the end of the first year of the initial term of the Griffith Employment Agreement; and (b) an option to acquire 20,000 shares of common stock, $.01 par value, of the Company at the end of the second year of the initial term of the Griffith Employment Agreement. Such stock options shall be subject to a three (3) year vesting schedule and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.

                              Mr. John E. McKenzie

Mr. John E, McKenzie 2006 Employment Agreement (the "McKenzie Employment Agreement") with the Company was entered into effective March 6, 2006 and provides for a term of three years. The McKenzie Employment Agreement provides Mr. John E. McKenzie with a base salary of $225,000 for fiscal 2006. In connection with entering into the McKenzie Employment Agreement, Mr. John E. McKenzie received a bonus in the form of 35,000 fully vested stock options and $75,000 cash subject to a three year vesting schedule. So long as Mr. John E. McKenzie remains employed by the Company, the McKenzie Employment Agreement provides that he shall be awarded (a) an option to acquire 25,000 shares of common stock, $.01 par value, of the Company at the end of the first year of the initial term of the McKenzie Employment Agreement; and (b) an option to acquire 25,000 shares of common stock, $.01 par value, of the Company at the end of the second year of the initial term of the McKenzie Employment Agreement. Such stock options shall be subject to a three (3) year vesting schedule and any other conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the related award agreement.

                                PERFORMANCE GRAPH

The following Performance Graph compares the percentage of the cumulative total stockholder return on the Company's Common shares with the cumulative total return assuming reinvestment of dividends of (i) the S&P 500 Stock Index and
(ii)  the  NASDAQ  Composite  Index.


                                [GRAPHIC OMITTED]

-----------------------------------------------------------------------
             01/05/01  01/05/02  01/05/03  01/05/04  01/05/05  01/05/06
-----------------------------------------------------------------------
Pomeroy           100     93.30     80.70     98.50     97.70     56.80
-----------------------------------------------------------------------
S&P 500           100     90.31     69.98     86.43     91.17     91.17
-----------------------------------------------------------------------
NASDAQ COMP       100     85.50     57.60        85     86.90     94.60
-----------------------------------------------------------------------

     PROPOSAL 2 - TO APPROVE THE AMENDMENTS TO THE COMPANY'S 2002 AMENDED AND
                RESTATED OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN


                                   BACKGROUND

In March 2002, the Board of Directors of the Company adopted the 2002 Amended and Restated Outside Directors' Stock Incentive Plan (as amended, the "Directors' Plan"), which was approved by the stockholders on June 13, 2002. On March 11, 2004, the Board of Directors approved the amendment and restatement of the Directors' Plan to (1) increase the number of shares of common stock of the Company reserved for issuance under the Directors' Plan, and (2) amend the terms and conditions of future stock options awarded to outside Directors. This amendment and restatement of the Directors' Plan was approved by the stockholders on June 10, 2004. On January 6, 2005, the Board of Directors approved amendments to the Directors' Plan to (1) increase the stock options awarded to each outside director on their respective anniversary dates from 5,000 shares to 10,000 shares, and (2) to increase the exercise period of stock options granted under the Directors' Plan from a period of 2 years from and after the date of their grant to 5 years from and after the date of their grant. As of April 5, 2006, there were 165,000 shares subject to outstanding stock options under the Directors' Plan and 98,856 shares available for granting additional stock awards. Also as of that date, there were outstanding options for 7,500 shares under the 1992 Outside Directors Stock Option Plan. To the extent that any of the options outstanding under the 1992 Outside Directors Plan are canceled or expire, the number of shares reserved for issuance under the Directors Plan is automatically increased by the number of shares subject to such canceled or expired options.

               REASONS FOR AND DESCRIPTION OF PROPOSED AMENDMENTS

On April 11, 2006, the Board of Directors approved certain amendments to the Directors' Plan, subject to stockholder approval. The primary purposes of the amendments are to (1) add restricted stock as a type of award that may be granted under the Directors' Plan and provide that the restriction period for restricted stock awards shall be not less than 4 years, (2) provide that the annual award of common stock to a Director will be a restricted stock grant (unless the Board determines otherwise) but that the number of shares subject to the annual award is decreased from 10,000 shares to 3,300 shares, and (3) decrease the total number of shares reserved under the Directors Plan by 28,856 shares. The foregoing summary of the amendments to the Directors' Plan is qualified in its entirety by the specific language of the 2002 Amended and Restated Outside Directors' Stock Incentive Plan, a copy of which is attached to this proxy statement as Exhibit C.

The Board believes it is advisable and in the best interests of the Company to continue to encourage stock ownership by its outside directors. However, in light of recent changes in the accounting treatment of stock options, the Board believes that it is advantageous to the Company for the Awards to Directors to be grants of restricted stock but for a reduced number of shares. By reducing the number of shares subject to an Award, the dilutive effect of the Awards to the stockholders of the Company is also reduced. Although it is the present intention that Awards to Directors will be restricted stock grants rather than stock options, since there have been frequent changes in the accounting treatment to various equity incentives in the past and there continues to be the possibility of future accounting or tax changes in the future, the Board believes that it is advantageous for it to retain flexibility to grant awards as restricted stock or stock options. The Board believes that the proposed changes are desirable to better enable the Company to attract and retain the best available individuals to serve as outside directors of the Company.

DESCRIPTION  OF  STOCK  PLAN,  AS  AMENDED,  SUBJECT  TO  STOCKHOLDER  APPROVAL

The following summary of the Directors' Plan, as amended, is qualified in its entirety by the specific language of the Directors' Plan, a copy of which is attached to this proxy statement as Exhibit C.

Purpose. The Board of Directors of the Company believes that the Company's long-term success is dependent upon its ability to attract and retain highly qualified directors who, by virtue of their ability and qualifications, make important contributions to the Company. The Directors' Plan is intended to encourage outside directors of the Company to acquire and increase their ownership of common stock of the Company on reasonable terms and aid in attracting and retaining such individuals. The Board further believes that the ownership of common stock in the Company motivates high levels of performance and provides an effective means of recognizing contributions to the success of the Company.

Administration. The Directors' Plan will be administered by the Board or a committee of the Board appointed (hereafter referred to as the "Administrator"), in accordance with the provisions of the Plan. The Administrator is authorized to determine the fair market value of the shares subject to Awards, approve the form of award agreement, and determine certain procedures and conditions, not inconsistent with the terms of the Directors' Plan, of any Award.

Stock Subject to Plan. The maximum number of Shares subject to the Directors' Plan, as amended, is 242,500 shares of common stock, $.01 par value, which represents a decrease of 28,856. Of the total shares subject to the plan, there are currently 70,000 shares available for future awards, not including the 7,500 shares subject to options outstanding under the 1992 Directors Plan. The Directors' Plan provides that, subject to the maximum number of shares reserved, the number of Shares reserved under the Directors' Plan will automatically increase by the number of shares of common stock subject to those options that were still outstanding under the 1992 Plan as of March 30, 2004 that are subsequently either canceled or expire unexercised.

Eligibility. Options are granted only to outside (non-employee) directors of the Company. The nominees for director at the annual meeting include seven outside directors.

Plan Benefits. Under the Directors' Plan, as amended, an Award is granted automatically, on an annual basis to each outside director as follows: (1) an Award for 3,300 shares of Restricted Stock on the first day of the initial term of the outside director, and (2) an Award for 3,300 shares of Restricted Stock on the first day of each consecutive year of service on the Board. All Awards must be evidenced by a written award agreement.

An Award shall be a grant of Restricted Stock unless the Board determines that the Award shall be an Option in lieu of Restricted Stock. All Restricted Stock Awards require a vesting period of not less than four years from the date of grant during which there must be continued service as an independent Director. Restricted Stock Awards may be issued for no cash consideration or for such minimum consideration as may be determined by the Administrator. Typically, a Director who receives Restricted Stock will have all of the rights of a stockholder of the Company with respect to the shares of Restricted Stock, including the right to vote the Shares and the right to receive dividends provided that any stock dividends are subject to the same restrictions that apply to the Restricted Stock. Subject to the minimum vesting period, the Administrator has the authority to add or modify the terms and conditions of an Award of Restricted Stock including the authority to: (1) provide for the acceleration, lapse or waiver of any term, condition or restriction during the Restriction Period based on service, performance, and/or such other factors or criteria as the Administrator may determine, (2) at the time of the Award, provide that the payment of cash dividends shall or may be deferred, (3) allow vesting in the case of the death or disability of the Director, and (4) limit the right to vote or receive dividends; provided, however, that the Administrator may not reduce the vesting period to less than four years.

In the event that the Board determines that any Award shall be an Option, instead of Restricted Stock, the Board shall determine the number of shares subject to the Option, not to exceed 10,000 shares per annual Award. With respect to any Option, the exercise price of each Option will be the fair market value of the Company's common stock on the date the Option is granted. All Options granted after April 11, 2006 will be subject to vesting as provided in the Directors Plan and must be exercised within five years of the date of grant, subject to earlier termination in the event of termination of the Director's service on the Board. An Option may be exercised within three months of the termination of service of a Director (but not beyond the term of the Option), except in the case of the death of a Director, the Option may be exercised by the deceased Director's legatee, personal representative or distribute within one year of the date of death (but not beyond the term of the Option). The exercise price for an Option is payable in cash, or at the discretion of the Administrator, in whole or in part by check, promissory note or in shares of common stock valued at their fair market value at the date of exercise. The cash proceeds from the exercise of Options constitute general funds of the Company and may be used by it for any purpose.

Term of Plan.  The term of the plan is for ten years ending on March 26, 2012.

Adjustments upon Change in Capitalization or Merger. In the event the Company's common stock changes by reason of any stock split, reverse split, stock dividend, combination, reclassification or similar change in the Company's capital structure effected without consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Directors' Plan, the number of shares subject to any outstanding awards and the exercise price for shares subject to outstanding awards. In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a merger or consolidation of the Company, if the outstanding awards are not assumed or replaced with an equivalent substitute, the right to exercise such awards will be accelerated to permit exercise prior to the merger or consolidation.

Amendments and Termination. The Board may amend, alter, suspend or discontinue the Amended Directors' Plan at any time and for any reason. A termination of the Plan shall not affect Awards already outstanding. In addition, the Company shall obtain stockholder approval for any amendment to the Directors' Plan to the extent necessary and desirable to comply with applicable laws. No amendment, suspension or termination of the Directors' Plan may materially impair the rights under awards previously granted without the consent of the Director.

The Administrator may amend the terms of existing Awards granted under the Directors' Plan provided that no amendment may, without stockholder approval, reduce the exercise price of outstanding options or cancel or amend outstanding options for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the exercise price of the original Options.

Plan Benefits Received. Only outside directors are eligible to receive benefits under the Directors' Plan. No officers or employees of the Company are eligible to be Participants under the Plan. Assuming approval of the amendments to the Directors' Plan and the subsequent issuance of Restricted Stock to the seven outside directors to be elected at the annual meeting, the benefits of the Directors' Plan for fiscal 2006 are set forth in the following table:

                                  Number of Shares
                                  Of Restricted Stock
                                  Granted in 2006      Estimated Value*
                                  -------------------  ----------------
All outside Directors as a group               23,100  $        195,195

Total                                          23,100  $        195,195

____________________
* The estimated value of restricted stock granted in fiscal 2006 under the Directors' Plan, as amended is based on the market value of the Company's common stock on May 1, 2006.

For additional information relating to Awards previously issued under the Directors' Plan and the 2002 Amended and Restated Stock Incentive Plan (for employees and consultants), please see the table under the heading "Securities Authorized for Issuance Under Equity Compensation Plans" on page 19 of this proxy statement.

Federal Income Tax Consequences Relating to the Directors' Plan, as Amended. The U.S. federal income tax consequences to the Company and the Directors under the Directors' Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Directors' Plan. Directors should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the general rules described below will apply.

As described above, different types of awards may be granted under the Directors Plan. The tax consequences related to each type of award is discussed separately.

Options.  Generally, the grant of a nonqualified stock option will not result in
-------
income for the participant or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the participant and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

Restricted  Stock.  Since  all Restricted Stock Awards require a vesting period,
-----------------
the granting of Restricted Stock will not result in taxable income to the Director unless the Director elects to recognize as income at the time of grant the difference between the fair market value and the amount, if any, paid by the Director in exchange for the stock. If no such election is made, then as shares of the Restricted Stock vest, the Director will recognize ordinary income for the difference between the fair market value and the amount, if any, paid by the Director in exchange for the stock. The participant's basis for determination of gain or loss upon the subsequent disposition of Restricted Stock will be the amount paid by the participant for such shares of Restricted Stock plus the amount of ordinary income recognized by the participant. Upon disposition of any Restricted Stock, the difference between the sale price and the participant's basis in the Restricted Stock will be treated as capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the participant recognized ordinary income with respect to such Restricted Stock. In the year that the participant recognizes ordinary taxable income in respect of an award of Restricted Stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

VOTE  REQUIRED  AND  BOARD  RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the amendments to the Directors' Plan described above (as set forth in more detail in the Directors' Plan Amendment). The resolution that will be introduced at the Annual Meeting is as follows:

          RESOLVED, that the 2002 Amended and Restated Outside Directors Stock Incentive Plan be, and it is hereby, authorized, adopted and approved by the stockholders of this Corporation.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James H. Smith, III, a director of the Company, is a shareholder in the law firm of Lindhorst & Dreidame Co. L.P.A., which serves as general counsel to the Company. See "Compensation Committee Interlocks and Insider Participation".

Mr. David B. Pomeroy, II, Chairman of the Board, engaged in certain transactions with the Company in the last fiscal year. See "Compensation Committee Interlocks and Insider Participation."

Mr. Vincent D. Rinaldi, a director of the Company, is the president of National City Commercial Capital (formerly, Information Leasing Corporation) a wholly-owned subsidiary of National City Corporation. On April 16, 2002, the Company closed the sale of a majority of the assets of Technology Integration Financial Services, Inc. to Information Leasing Corporation. See "Compensation Committee Interlocks and Insider Participation".

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mr. David B. Pomeroy II, Chairman of the Board, failed to file Form 4's with respect to 31,780 shares gifted.

Mr. Stephen E. Pomeroy, Chief Executive Officer, President and Chief Operating Officer failed to file a Form 4 related to 75,000 restricted shares granted on October 24, 2005. Mr. Pomeroy also failed to file one Form 4 with respect to the expiration of 50,000 options on January 6, 2006

Mr. Kevin G. Gregory, Chief Financial Officer, failed to file a Form 4 related to 11,250 restricted shares granted on December 27, 2005 with a stock price of $8.65

Mr. Keith Blachowiak, Chief Information Officer, failed to timely file a Form 3 after first becoming subject to the Section 16 reporting requirements. Mr. Blachowiak also failed to file a Form 4 with respect to 50,000 options granted on March 6, 2006 with a exercise price of $9.94.

Mr. John E. McKenzie, Senior Vice President of Sales and Marketing, failed to timely file a Form 3 after first becoming subject to the Section 16 reporting requirements. Mr. Mckenzie also failed to file Form 4s with respect to 35,000 and 10,000 options granted on March 28 and March 31, 2006 with exercise prices of $8.71 and $8.58, respectively.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is currently comprised of Mr. William H. Lomicka, Mr. Edward
E. Faber, Mr. Ronald E. Krieg and Ms. Debra E. Tibey, all of whom were independent as defined by Nasdaq Rule 4350(d). The audit committee operates under a written charter adopted by the Board of Directors and is presented as Exhibit B. As described more fully in its charter, the purpose of the audit committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Crowe Chizek and Company LLC, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America.

The audit committee members function is not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The audit committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor and management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and Section 204 of the Sarbanes-Oxley Act and it implementing SEC rules.

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditor that firm's independence.

Following the audit committee's discussions with management and the independent auditor, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended January 5, 2006.

                        Submitted by the Audit Committee

     William H. Lomicka, Edward E. Faber, Ronald E. Krieg and Debra E. Tibey

                         INDEPENDENT PUBLIC ACCOUNTANTS

Crowe Chizek and Company LLC ("Crowe Chizek"),has served as independent certified public accountants to the Company since October 3, 2003. Representatives of Crowe Chizek are not expected to be present at the Annual Meeting.

No independent accountant has been selected by the Company for the current fiscal year. On April 20, 2006, the Company was notified by Crowe Chizek that it would be resigning as the Company's independent accountant, effective upon completion of the Form 10-Q for first quarter of fiscal 2006. The Company is in the process of engaging a new independent accountant for the remainder of the current fiscal year.

Crowe Chizek's reports on the Company's financial statements since its engagement did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended January 5, 2006 and during the subsequent period through the date hereof, there was no disagreement between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report . Also during the two most recent fiscal years and during the subsequent period through the date hereof, the Company did not have any reportable events as described under Item 304
(a)(1)(iv) of Regulation S-K except for the existence of material weaknesses in the Company's internal control over financial reporting as disclosed by the Company at January 5, 2005 and January 5, 2006 and concurred with by Crowe Chizek. (See Item 9A in Part II of the Company's Form 10-K/A for the fiscal year ended January 5, 2005, filed May 5, 2005, and Item 9A in Part II of the Company's Form 10-K for the fiscal year ended January 5, 2006 for a description of the material weaknesses.) The Company previously reported the foregoing on a Form 8-K, filed April 26, 2006,a copy of which was provided to Crowe Chizek prior to filing. Crowe Chizek provided a letter addressed to the Securities and Exchange Commission agreeing with the statements contained in the Form 8-K which was filed as an exhibit to the Form 8-K.

Representatives of Crowe Chizek attended most meetings of the audit committee of the Board during fiscal 2005. The audit committee reviews audit and non-audit services performed by the Company's independent accountants as well as the fees charged by them for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

FEES  PAID  TO  INDEPENDENT  ACCOUNTANTS

The following table shows the fees paid or accrued by the Company for the audit and other services provided by the Company's independent accountants for the fiscal years 2005 and 2004:

                              Fiscal 2005   Fiscal 2004
                              ------------  ------------
          Audit Fees          $    122,707  $    203,465
          Audit-Related Fees       332,411       158,889
          Tax Fees                 177,950       169,523
          All Other Fees                 -             -
                              ------------  ------------
            Total             $    633,068  $    531,877
                              ============  ============

Audit Fees-Audit fees consist of fees for the audit of our annual financial statements and the reviews of interim financial statements included in our quarterly reports on Form 10-Q and all services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees-Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to attest services performed in connection with the review of internal controls required by Section 404 of the Sarbanes-Oxley Act, employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultations related to internal control, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees-Tax fees consist of fees for tax compliance, tax advice and tax planning services.

All Other Fees-All other fees related to professional services rendered for services not reported in other categories above.

AUDIT  COMMITTEE  PRE-APPROVAL  POLICY  AND  PROCEDURES

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee with the exception of minor incidentals. For fiscal 2005, the Audit Committee pre-approved 100% of the audit fees, 100% of the audit-related fees, and 100% of the tax fees reported above.

                           PROPOSALS FOR 2007 MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2007 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 12, 2007.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 28, 2007.

If we do not receive notice of such a stockholder proposal on or before March 28, 2007, our management will use its discretionary authority to vote the shares that they represent by proxy in accordance with the recommendations of the Board.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

By  Order  of  the  Board  of  Directors


------------------------------

           ,  Secretary
-----------


-----------
Date

EXHIBIT  A

                           POMEROY IT SOLUTIONS, INC.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------
PURPOSE OF COMMITTEE: The purpose of the Nominating and Corporate Governance Committee (the "Governance Committee") of the Board of Directors (the "Board") of Pomeroy IT Solutions, Inc. (the "Company") is to identify and recommend individuals to the Board for nomination as members of the Board and its committees and to develop and recommend to the Board a set of corporate governance guidelines applicable to the Company. The Governance Committee shall report to the Board on a regular basis and not less than once a year.

COMMITTEE  MEMBERSHIP
---------------------

The Governance Committee shall consist solely of "independent Directors," i.e. those Directors who neither are officers or employees of the Company or its Subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director, and who are otherwise "independent" under the rules of the Nasdaq National Market.

Members shall be appointed by the Board after receiving recommendations from the members of the Board so designated, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

COMMITTEE  STRUCTURE  AND  OPERATIONS
-------------------------------------

The Board shall designate one member of the Governance Committee as its chairperson (the "Chairman"), with the chairpersonship to be rotated at least once every two years. The Governance Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Chairman, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Governance Committee or the Chairman.

COMMITTEE  DUTIES  AND  RESPONSIBILITIES
----------------------------------------

The  following  are the duties and responsibilities of the Governance Committee:

To make recommendations to the Board from time to time as to changes that the Governance Committee believes to be desirable to the size of the Board or any committee thereof.

To identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as Directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy on the Board (including a vacancy created by an increase in the size of the Board), the Governance Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Governance Committee shall take into consideration the factors set forth under "Candidates for Board Membership" in the Company's Corporate Governance Guidelines and such other factors as the Governance Committee deems appropriate. The Governance Committee may consider candidates proposed by management, but is not required to do so.

To develop and recommend to the Board standards, consistent with the requirements of law or of any exchange on which the Company's securities are traded, to be applied in making determinations as to the absence of relationships between the Company or its subsidiaries and a director which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

To identify Board members qualified to fill vacancies on any committee of the Board (other than the Governance Committee) and to recommend that the Board appoint the identified member or members to the applicable committee. In nominating a candidate for committee membership, the Governance Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

To  oversee  the  periodic  evaluation  of  the  effectiveness  of  the  Board.

To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, and to review those guidelines at least every other year.

To review the amount and composition of director compensation and, if deemed appropriate, make recommendations to the Board regarding changes to Director compensation.

To prepare and issue the evaluation required under "Performance Evaluation" below.

To perform any other duties or responsibilities expressly delegated to the Governance Committee by the Board from time to time.


DELEGATION  TO  SUBCOMMITTEE
----------------------------

The Governance Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Governance Committee.

PERFORMANCE  EVALUATION
-----------------------

The Governance Committee shall produce and provide to the Board a periodic performance evaluation which shall compare the performance of the Governance Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Governance Committee's charter deemed necessary or desirable by the Governance Committee. The performance evaluation by the Governance Committee shall be conducted in such manner as the Governance Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Governance Committee designated by the Governance Committee to make this report.

RESOURCES  AND  AUTHORITY  OF  THE  COMMITTEE
---------------------------------------------

The Governance Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Governance Committee.

EXHIBIT  B
                           POMEROY IT SOLUTIONS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            -------------------------
--------------------------------------------------------------------------------

PURPOSE
-------

To assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of Pomeroy IT Solutions, Inc.'s financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors. The Audit Committee will also prepare the report that SEC rules require be included in the Company's annual proxy statements.

          Authority
          ---------

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     - Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the Audit Committee.
     - Resolve any disagreements between management and the auditor regarding financial reporting.
     - Pre-approve all auditing and permitted non-audit services performed by the Company's external audit firm.
     - Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.
     - Seek any information it requires from employees-all of whom are directed to cooperate with the Committee's requests-or external parties.
     - Meet with Company officers, external auditors, or outside counsel, as necessary.
     - The Committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting.

          Composition
          -----------

The Audit Committee will consist of at least three and no more than six members of the Board of Directors. The Board Nominating Committee will appoint Committee members and the Committee chair.

Each Committee member will be both independent and financially literate. At least one member shall be designated as the "financial expert", as defined by applicable legislation and regulation. No Committee member shall simultaneously serve on the audit committees of more than two other public companies.

                                    MEETINGS

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

                                RESPONSIBILITIES

The Committee will carry out the following responsibilities:

FINANCIAL STATEMENTS
--------------------
     - Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

               o Complex or unusual transactions and highly judgmental areas
               o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles
               o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

     - Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
     - Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.
     - Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."
     - Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.
     - Discuss earnings press releases (particularly use of "pro forma", or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e. the types of information to be disclosed and the type of presentations to be made). The Audit Committee does not need to discuss each release in advance.

INTERNAL CONTROL
----------------
     - Consider the effectiveness of the Company's internal control system, including information technology security and control.
     - Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

INTERNAL AUDIT
     - Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.
     - Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.
     - Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors'
          Standards  for  the  Professional  Practice  of  Internal  Auditing.
     - On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

EXTERNAL AUDIT
     - Review the external auditor's proposed audit scope and approach, including coordination of audit effort with internal audit.
     - Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the Committee will:

               o At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to access the auditor's independence) all relationships between the independent auditor and the company.
               o Take into account the opinions of management and internal audit.
               o Review and evaluate the lead partner of the independent auditor.
               o Present its conclusions with respect to the external auditor to the Board.

     - Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.
     - Present its conclusions with respect to the independent auditor to the full Board.
     - Set clear hiring policies for employees or former employees of the independent auditors.
     - On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

COMPLIANCE
     - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.
     - Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and
          (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.
     - Review the findings of any examinations by regulatory agencies, and any auditor observations.
     - Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.
     - Obtain regular updates from management and Company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES
     - Regularly report to the Board of Directors about Committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.
     - Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.
     - Report annually to the shareholders, describing the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.
     - Review any other reports the Company issues that relate to Committee responsibilities.

OTHER RESPONSIBILITIES
     - Discuss with management the Company's major policies with respect to risk assessment and risk management.
     - Perform other activities related to this charter as requested by the Board of Directors.
     -    Institute  and  oversee  special  investigations  as  needed.
     - Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
     - Confirm annually that all responsibilities outlined in this charter have been carried out.
          Evaluate the Committee's and individual members' performance at least annually.

EXHIBIT C

                  2002 AMENDED AND RESTATED OUTSIDE DIRECTORS'
                             STOCK INCENTIVE PLAN OF
                           POMEROY IT SOLUTIONS, INC.

     1.     PURPOSE  OF  THE  PLAN.  This  2002  Amended  and  Restated  Outside
Directors' Stock Incentive Plan of Pomeroy IT Solutions, Inc. is intended to encourage directors of the Company who are not officers or employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company to serve as directors in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          2.2     "Award"  means  an  Option  or  Restricted  Stock.

          2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which sets forth the terms and conditions of an Award as provided under the Plan.

          2.4     "Board"  means the Board of Directors of Pomeroy IT Solutions,
Inc.

          2.5 "Common Stock" means shares of the Company's common stock, par value $.01 per share.

          2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          2.8     "Company"  means  Pomeroy  IT  Solutions,  Inc.

          2.9 "Directors" means directors who serve on the Board and who are not officers or employees of the Company or any of its Subsidiaries.


          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.11 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          2.12 "Option" means the right to purchase the number of the Common Stock specified by the Plan, at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose. The term Option includes Initial Options and Anniversary Options, as defined in Section 5.

          2.13     "Optioned Stock" means the Common Stock subject to an Option.

          2.14     "Optionee"  means  a  Director  who  receives  an  Option.

          2.15 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.16 "Participant" means a Director who is granted an Award under the Plan.

          2.17 "Plan" means the Company's 2002 Amended and Restated Outside Directors' Stock Incentive Plan.

          2.18 "Restricted Stock" means any Share issued pursuant to Section 7 with restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Administrator, in its sole discretion, may impose (including without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

          2.17 "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan and "Shares" means the Shares of Common Stock, as adjusted in accordance with Section 12 of this Plan.

          2.18 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

          2.19 "Term" means the period during which a particular Award may be exercised.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares which may be awarded under the Plan is 242,500 (which includes options for 7,500 shares of Common Stock which were outstanding under the 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") as of April 5, 2006 (the "1992 Outstanding Options")). As of the effective date of the Amended and Restated Outside Directors' Plan, 235,000 shares of Common Stock shall be reserved for issuance under the Plan; however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Common Stock may be authorized, but unissued, or reacquired Common Stock.

          If an Award would expire, terminate or become unexercisable for any reason without having been exercised in full, or settled in cash in lieu of Shares, or exchanged as provided herein, the unissued shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Further, if the exercise price of any Option granted under the Plan or the tax withholding requirements with respect to an Award under the Plan are satisfied by tendering Shares to the Company (either by attestation or actual delivery), only the number of Shares issued, net of the Shares tendered, if any, shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

     4.     ADMINISTRATION  OF  THE  PLAN.

          4.1 The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested persons as defined in Rule 16b-3 of the Exchange Act. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his/her service on the Committee.

          4.2     Powers of the Administrator.  Subject to the provisions of the
                  ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (a) to determine the Fair Market Value of the Common Stock, in accordance with Section 2.11 of the Plan;

               (b)     to  approve  forms  of  agreement for use under the Plan;

               (c) to determine whether and under what circumstance an Award may be settled in cash under Section 8(d) instead of Common Stock;

          4.3     Effective  Committee's  Decision.   All  decisions,
                  --------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards.

     5. GRANT OF AWARDS. An Award of 3,300 Shares of Restricted Stock (the "Initial Award") shall, without action by the Board or Committee, be granted to each Director on the first day of his/her initial term as a director or on the effective date of the Plan, whichever shall occur later, provided he/she meets the definition of a disinterested director in Rule 16b-3 of the Exchange Act. Upon the first day of an eligible Director's second consecutive year of service on the Board, and on the first day of each consecutive year of service thereafter, an additional Award of 3,300 Shares of Restricted Stock (an "Anniversary Award") shall, without action by the Board or Committee, be granted to such Director. Notwithstanding the foregoing, the Board may determine with respect to any Initial Award or Anniversary Award, that the Award shall be an Option for up to 10,000 shares per annual Award, in lieu of an Award for

Restricted Stock. In the event of a Director who is commencing an initial term, but such Director had been a Director of the Company previously, the Administrator may, in its sole discretion, determine to decrease the number of shares subject to the Initial Award, taking into account the particular circumstances of such situation. Notwithstanding the foregoing provisions of this paragraph, if the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Award for a pro rata number of the remaining shares of Common Stock available under the Plan; provided, however, that if such proration results in fractional shares of Common Stock, then such Award shall be rounded down to the nearest number of whole shares of Common Stock.

     6.     STOCK  OPTIONS.

          6.1     Option  Price.
                  -------------

               (a) The exercise price per share of any Option granted under the Plan shall be the Fair Market Value of the shares of Common Stock covered by the Option on the date set forth in Section 2.11.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (c) The Company, in its sole discretion, may establish a procedure whereby a Director, subject to the requirements of Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

          6.2     Terms  of  Options.
                  ------------------

               (a) Prior to June 10, 2004 and subsequent to April 11, 2006, any Option granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof (Date of Grant), but shall be subject to earlier termination as hereinafter provided, and prior to its expiration or termination the Option may be exercised within the following time limitations.

                    (i) After one (1) year from the Date of Grant, it may be exercised as to not more than one-third (1/3) of the shares of Common Stock originally subject to the Option.

                    (ii) After two (2) years from the Date of Grant, it may be exercised as to not more than two-thirds (2/3) of the shares of Common Stock originally subject to the Option.

                    (iii) After three (3) years from the Date of Grant, it may be exercised as to any part or all of the shares of Common Stock originally subject to Option.

               (b) From June 10, 2004 to April 11, 2006, all Options shall be exercisable for a Term of five (5) years from the Date of Grant, but shall be subject to earlier termination as hereinafter provided, and all such Options shall be fully vested as of the Date of Grant.

          6.3     Termination  of  Directorship.  In  the  event that a Director
                  -----------------------------
ceases to be a member of the Board (other than by reason of death), an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three (3) months after he/she ceases to be a member of the Board, but not beyond the Term of the Option.

          6.4     Death of a Director.  In the event of the death of a Director,
                  -------------------
the Option may be exercised at any time within twelve (12) months following the date of death, but in no event later than the expiration date of the Term of such Option as set forth in the Option Agreement (by the Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance), but only to the extent that the Director was entitled to exercise the Option at the date of death. To the extent that the Director was not entitled to exercise the Option at the date of termination or if the Director does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          6.5     Exercise  of  Option.
                  --------------------

               (a) Any Option granted hereunder shall be exercisable at such times under such conditions as determined by the Administrator, and shall be permissible under the terms of the Plan.

               (b) The Option may not be exercised for a fraction of a Share.

               (c) An Option shall be deemed to be exercised when written notice of such Option has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.1(b) of the Plan.

               (d) Exercise of an Option in any manner will result in a decrease in the number of Shares which may thereafter be available, both for purpose of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

               (e) Options granted to persons subject to Section 16(b) of the Exchange Act, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          6.6     Rights  of  Optionee.  Until the issuance (as evidenced by the
                  --------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue, or cause to be issued, such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     7.     RESTRICTED  STOCK.

          7.1     Issuance.  A  Restricted  Stock  Award  shall  be  subject  to
                  --------
restrictions imposed by the Administrator at the time of grant for a period of time specified by the Administrator (the "Restriction Period") as provided herein. Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.

          7.2     Terms,  Conditions and Restrictions.  Each Award of Restricted
                  -----------------------------------
Stock must include continued service as an independent Director of the Company for a period of four (4) years following the date of grant, except the Administrator may (i) require a period longer than four (4) years, (ii) determine whether the Restricted Stock vests in installments or entirely at the end of the Restriction Period, and (iii) allow accelerated vesting in the case of the death or disability (as defined by the Administrator) of the Participant. The Administrator in its sole discretion shall specify the other terms, conditions and restrictions under which Shares of Restricted Stock shall vest or be forfeited. With respect to Restricted Stock during the Restriction Period, the Administrator, in its sole discretion, may provide for the lapse of any term, condition or restriction in installments and may accelerate or waive such term, condition or restriction in whole or in part, based on service, performance, and/or such other factors or criteria as the Administrator may determine in its sole discretion. Except as otherwise provided in the Award Agreement, the Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive dividends. The Administrator, in its sole discretion, as determined at the time of the Award, may provide that the payment of cash dividends shall or may be deferred. Any deferred dividends may be reinvested as the Administrator shall determine in its sole discretion, including reinvestment of additional Shares of Restricted Stock. Stock dividends issued with respect to restricted Stock shall be Restricted Stock and shall be subject to the same terms, conditions and restrictions that apply to the Shares with respect to which such dividends are issued. Any additional Shares of Restricted Stock issued with respect to cash or stock dividends shall not be counted against the maximum number of Shares for which Awards may be granted under the Plan as set forth in Section 3.

          7.3     Registration.  Any  Restricted  Stock  issued hereunder may be
                  ------------
evidenced in such manner, as the Administrator, in its sole discretion, shall deem appropriate, including without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any stock certificates are issued in respect of Shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

     8. TERM OF THE PLAN. The Amended and Restated Plan shall become effective on June 10, 2004, provided the Plan has been previously adopted by the Board of Directors and approved by the stockholders of the Company as determined in Section 18 of the Plan. It shall continue in effect for the remainder of the initial term of ten (10) years, which expire June 13, 2012, unless sooner terminated under Section 14 of the Plan.

     9.     GENERAL  PROVISIONS.

          9.1     Non-Transferability  of  Awards.  An  Award  may  not be sold,
                  -------------------------------
pledged, assigned, hypothecated, transferred or disposed of in any manner other than: (a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Participant, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Participant, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the Participant, or in the event of disability, his/her personal representative, or
(b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder.

          9.2     Stock Withholding to Satisfy Withholding Tax Obligations.  The
                  --------------------------------------------------------
Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable laws, the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)     the  election  must  be made on or prior to the applicable Tax
     Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Participant is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          9.3     Conditions  Upon  Issuance  of  Shares.  Shares  shall  not be
                  --------------------------------------
delivered under the Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the delivery of Shares pursuant to an Award, the Company may require the Participant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

          9.4     Reservation  of  Shares.  The Company, during the term of this
                  -----------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          9.5     Agreements.  Awards  shall  be evidenced by written agreements
                  ----------
in  such  form  as  the  Board  shall  approve  from  time  to  time.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11. FORM OF AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Award by a Director, the Secretary or the President of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares of Common Stock subject to the Award, the Term of the Award, and all other terms and conditions thereof provided by the Plan. The notice shall be accompanied by a written Award Agreement which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Award is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Award.

     12.     AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

          (a)     Amendment  and  Termination.  The Board may at any time amend,
                  ---------------------------
alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASDAQ or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)     Effect  of  Amendment  or  Termination.  Any such amendment or
                  --------------------------------------
termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

          (c)     Amendments  to  Prior  Grants.  Subject  to  the  terms  and
                  -----------------------------
conditions and within the limitations of the Plan, the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Participant without his or her consent or (ii) except for adjustments made pursuant to
Section 10, reduce the exercise price of outstanding Options or cancel or amend outstanding Options for the purpose of repricing, replacing or regranting such Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

     13. STOCKHOLDER APPROVAL. Any amendment to this Amended and Restated Outside Directors' Stock Option Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the amendment is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     14. INFORMATION TO PARTICIPANTS. The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of all annual reports and other information which is provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to Directors whose duties in connection with the Company assure their access to equivalent information.

     15. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     16. OTHER PROVISIONS. As used in the Plan, and in Award Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Award Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.